UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2023

ALLEGRO MICROSYSTEMS, INC.
(Exact name of registrant as specified in its charter)
_________________

Delaware		001-39675	46-2405937
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)

955 Perimeter Road
Manchester,	New Hampshire		03103
(Address of principal executive offices)			(Zip Code)
(603) 626-2300
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
_________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ALGM	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.
On August 3, 2023, Allegro MicroSystems, Inc. (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, the three proposals, as described in the Company’s definitive proxy statement on Schedule 14A filed with the Securities Exchange Commission on June 21, 2023, were presented. At the Annual Meeting, the Company’s shareholders: (i) elected each of the three nominees, Andrew G. Dunn, Richard R. Lury, and Susan D. Lynch, to serve as a Class III director until the 2026 annual meeting of shareholders and until each such director’s respective successor is elected and qualified; (ii) ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 29, 2024; and (iii) approved, on an advisory basis, the Company’s executive compensation.
The final voting results for each matter submitted to a vote of shareholders at the Annual Meeting are as follows:
Proposal One: Election of Directors

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Andrew G. Dunn	171,913,555	8,594,498	5,250,826
Richard R. Lury	137,890,790	42,617,263	5,250,826
Susan D. Lynch	179,758,687	749,366	5,250,826
Proposal Two: Ratification of Appointment of Independent Registered Public Accounting Firm

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
185,358,627	352,947	47,305	0
Proposal Three: Advisory Vote on Executive Compensation

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
170,888,699	9,539,485	79,869	5,250,826
Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
Exhibit 104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

ALLEGRO MICROSYSTEMS, INC.

Date:	August 4, 2023	By:	/s/ Sharon S. Briansky
Sharon S. Briansky
Senior Vice President, General Counsel and Secretary